GSR 2004-14 <TERMSHEET> - Price/Yield - 1A1

Balance	$106,377,000.00	Delay	0
Coupon	L+32	Dated	11/25/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
99-22	37	39	41	43	46	48	51
99-23	36	38	40	42	44	47	49
99-24	36	37	39	41	43	45	47
99-25	35	37	38	40	42	43	46
99-26	35	36	37	39	40	42	44
99-27	34	35	36	38	39	40	42
99-28	34	35	36	36	37	39	40
99-29	33	34	35	35	36	37	38
99-30	33	33	34	34	35	35	36
99-31	32	33	33	33	33	34	34
100-00	32	32	32	32	32	32	32
100-01	32	31	31	31	31	30	30
100-02	31	31	30	30	29	29	28
100-03	31	30	29	29	28	27	26
100-04	30	29	28	28	27	25	24
100-05	30	29	28	26	25	24	22
100-06	29	28	27	25	24	22	20
100-07	29	27	26	24	22	21	19
100-08	28	27	25	23	21	19	17
100-09	28	26	24	22	20	17	15
100-10	27	25	23	21	18	16	13

WAL	7.47	5.16	3.84	2.98	2.41	1.99	1.68
Principal Window	Dec04 - Sep22	Dec04 - Nov17	Dec04 - Nov14	Dec04 - Sep12	Dec04 - Apr11	Dec04 - Mar10	Dec04 - May09
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 2A1

Balance	$201,853,000.00	Delay	0
Coupon	L+33	Dated	11/25/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
99-22	38	40	42	44	47	49	52
99-23	37	39	41	43	45	48	50
99-24	37	38	40	42	44	46	48
99-25	36	38	39	41	43	44	47
99-26	36	37	38	40	41	43	45
99-27	35	36	37	39	40	41	43
99-28	35	36	37	37	38	40	41
99-29	34	35	36	36	37	38	39
99-30	34	34	35	35	36	36	37
99-31	33	34	34	34	34	35	35
100-00	33	33	33	33	33	33	33
100-01	33	32	32	32	32	31	31
100-02	32	32	31	31	30	30	29
100-03	32	31	30	30	29	28	27
100-04	31	30	29	29	28	26	25
100-05	31	30	29	27	26	25	23
100-06	30	29	28	26	25	23	21
100-07	30	28	27	25	23	22	20
100-08	29	28	26	24	22	20	18
100-09	29	27	25	23	21	18	16
100-10	28	26	24	22	19	17	14

WAL	7.48	5.16	3.84	2.98	2.41	1.99	1.68
Principal Window	Dec04 - Sep22	Dec04 - Nov17	Dec04 - Nov14	Dec04 - Sep12	Dec04 - Apr11	Dec04 - Mar10	Dec04 - May09
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 3A1

Balance	$100,000,000.00	Delay	24
Coupon	3.89	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99-22	3.945	3.946	3.948	3.951	3.953	3.956	3.959	Yield
99-22	60	65	70	75	81	86	91	Spread
99-23	3.931	3.932	3.933	3.934	3.935	3.936	3.937	Yield
99-23	59	64	69	73	79	84	89	Spread
99-24	3.918	3.917	3.917	3.917	3.916	3.916	3.915	Yield
99-24	58	62	67	72	77	82	87	Spread
99-25	3.904	3.903	3.901	3.899	3.897	3.895	3.893	Yield
99-25	56	61	65	70	75	80	85	Spread
99-26	3.891	3.888	3.885	3.882	3.879	3.875	3.871	Yield
99-26	55	60	64	68	73	78	82	Spread
99-27	3.877	3.874	3.870	3.865	3.860	3.855	3.848	Yield
99-27	54	58	62	67	72	76	80	Spread
99-28	3.864	3.859	3.854	3.848	3.842	3.834	3.826	Yield
99-28	52	57	61	65	70	74	78	Spread
99-29	3.851	3.845	3.838	3.831	3.823	3.814	3.804	Yield
99-29	51	55	59	63	68	72	76	Spread
99-30	3.837	3.830	3.823	3.814	3.805	3.794	3.782	Yield
99-30	50	54	58	61	66	70	74	Spread
99-31	3.824	3.816	3.807	3.797	3.786	3.774	3.760	Yield
99-31	48	52	56	60	64	68	71	Spread
100-00	3.810	3.801	3.791	3.780	3.767	3.753	3.738	Yield
100-00	47	51	54	58	62	66	69	Spread
100-01	3.797	3.787	3.776	3.763	3.749	3.733	3.716	Yield
100-01	46	49	53	56	60	64	67	Spread
100-02	3.784	3.772	3.760	3.746	3.730	3.713	3.694	Yield
100-02	44	48	51	55	59	62	65	Spread
100-03	3.770	3.758	3.744	3.729	3.712	3.693	3.671	Yield
100-03	43	46	50	53	57	60	63	Spread
100-04	3.757	3.743	3.728	3.712	3.693	3.673	3.649	Yield
100-04	42	45	48	51	55	58	60	Spread
100-05	3.743	3.729	3.713	3.695	3.675	3.652	3.627	Yield
100-05	40	44	47	50	53	56	58	Spread
100-06	3.730	3.715	3.697	3.678	3.656	3.632	3.605	Yield
100-06	39	42	45	48	51	54	56	Spread
100-07	3.717	3.700	3.682	3.661	3.638	3.612	3.583	Yield
100-07	38	41	43	46	49	52	54	Spread
100-08	3.703	3.686	3.666	3.644	3.619	3.592	3.561	Yield
100-08	36	39	42	44	47	50	52	Spread
100-09	3.690	3.671	3.650	3.627	3.601	3.572	3.539	Yield
100-09	35	38	40	43	46	48	49	Spread
100-10	3.677	3.657	3.635	3.610	3.582	3.552	3.517	Yield
100-10	34	36	39	41	44	46	47	Spread

WAL	2.50	2.30	2.12	1.95	1.79	1.64	1.49
Principal Window	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

Swap
1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR
2.88	3.21626	3.46902	3.69292	3.88932	4.06147	4.21146	4.34225	4.457

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 3A2

Balance	$94,431,000.00	Delay	24
Coupon	4.551	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100-22	4.166	4.131	4.093	4.050	4.002	3.949	3.889	Yield
100-22	82	84	85	85	86	86	84	Spread
100-23	4.152	4.117	4.077	4.033	3.984	3.929	3.867	Yield
100-23	81	82	83	83	84	84	82	Spread
100-24	4.139	4.102	4.062	4.016	3.965	3.909	3.845	Yield
100-24	80	81	81	82	82	81	80	Spread
100-25	4.126	4.088	4.046	3.999	3.947	3.889	3.823	Yield
100-25	78	79	80	80	80	79	78	Spread
100-26	4.112	4.073	4.030	3.982	3.928	3.868	3.801	Yield
100-26	77	78	78	78	78	77	76	Spread
100-27	4.099	4.059	4.015	3.965	3.910	3.848	3.779	Yield
100-27	76	77	77	77	76	75	73	Spread
100-28	4.085	4.045	3.999	3.948	3.891	3.828	3.757	Yield
100-28	74	75	75	75	75	73	71	Spread
100-29	4.072	4.030	3.983	3.931	3.873	3.808	3.735	Yield
100-29	73	74	74	73	73	71	69	Spread
100-30	4.059	4.016	3.968	3.914	3.855	3.788	3.713	Yield
100-30	72	72	72	71	71	69	67	Spread
100-31	4.045	4.001	3.952	3.897	3.836	3.768	3.691	Yield
100-31	70	71	70	70	69	67	65	Spread
101-00	4.032	3.987	3.936	3.880	3.818	3.748	3.669	Yield
101-00	69	69	69	68	67	65	62	Spread
101-01	4.019	3.972	3.921	3.863	3.799	3.728	3.648	Yield
101-01	68	68	67	66	65	63	60	Spread
101-02	4.005	3.958	3.905	3.846	3.781	3.708	3.626	Yield
101-02	66	66	66	65	64	61	58	Spread
101-03	3.992	3.943	3.890	3.829	3.762	3.688	3.604	Yield
101-03	65	65	64	63	62	59	56	Spread
101-04	3.978	3.929	3.874	3.812	3.744	3.668	3.582	Yield
101-04	64	64	63	61	60	57	54	Spread
101-05	3.965	3.915	3.858	3.796	3.726	3.648	3.560	Yield
101-05	62	62	61	60	58	55	51	Spread
101-06	3.952	3.900	3.843	3.779	3.707	3.628	3.538	Yield
101-06	61	61	60	58	56	53	49	Spread
101-07	3.938	3.886	3.827	3.762	3.689	3.608	3.516	Yield
101-07	60	59	58	56	54	51	47	Spread
101-08	3.925	3.871	3.812	3.745	3.671	3.588	3.495	Yield
101-08	58	58	56	55	53	49	45	Spread
101-09	3.912	3.857	3.796	3.728	3.652	3.568	3.473	Yield
101-09	57	56	55	53	51	47	43	Spread
101-10	3.899	3.843	3.781	3.711	3.634	3.548	3.451	Yield
101-10	56	55	53	51	49	45	41	Spread

WAL	2.50	2.30	2.12	1.95	1.79	1.64	1.49
Principal Window	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

Swap
1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR
2.88	3.21626	3.46902	3.69292	3.88932	4.06147	4.21146	4.34225	4.457	4.55904

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 5A1

Balance	$100,000,000.00	Delay	24
Coupon	4.42	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99-26	4.428	4.424	4.419	4.414	4.408	4.401	4.394	Yield
99-26	81	90	99	107	113	120	127	Spread
99-27	4.419	4.413	4.407	4.400	4.393	4.384	4.374	Yield
99-27	80	89	97	105	112	118	125	Spread
99-28	4.409	4.403	4.395	4.387	4.377	4.367	4.355	Yield
99-28	79	88	96	104	110	116	123	Spread
99-29	4.400	4.392	4.383	4.373	4.362	4.349	4.335	Yield
99-29	78	87	95	102	109	114	121	Spread
99-30	4.390	4.381	4.371	4.360	4.347	4.332	4.316	Yield
99-30	77	86	94	101	107	113	119	Spread
99-31	4.381	4.370	4.359	4.346	4.331	4.315	4.296	Yield
99-31	76	85	93	100	106	111	117	Spread
100-00	4.371	4.360	4.347	4.332	4.316	4.298	4.277	Yield
100-00	75	84	91	98	104	109	115	Spread
100-01	4.362	4.349	4.335	4.319	4.301	4.280	4.257	Yield
100-01	74	83	90	97	103	108	113	Spread
100-02	4.352	4.338	4.323	4.305	4.285	4.263	4.238	Yield
100-02	73	82	89	96	101	106	111	Spread
100-03	4.343	4.328	4.311	4.292	4.270	4.246	4.218	Yield
100-03	72	81	88	94	100	104	109	Spread
100-04	4.333	4.317	4.299	4.278	4.255	4.229	4.199	Yield
100-04	71	79	87	93	98	102	107	Spread
100-05	4.324	4.306	4.287	4.265	4.239	4.211	4.180	Yield
100-05	70	78	85	92	97	101	105	Spread
100-06	4.314	4.295	4.275	4.251	4.224	4.194	4.160	Yield
100-06	70	77	84	90	95	99	103	Spread
100-07	4.305	4.285	4.263	4.237	4.209	4.177	4.141	Yield
100-07	69	76	83	89	94	97	101	Spread
100-08	4.295	4.274	4.250	4.224	4.194	4.160	4.121	Yield
100-08	68	75	82	87	92	96	99	Spread
100-09	4.286	4.263	4.238	4.210	4.178	4.143	4.102	Yield
100-09	67	74	81	86	90	94	98	Spread
100-10	4.276	4.253	4.226	4.197	4.163	4.125	4.083	Yield
100-10	66	73	79	85	89	92	96	Spread
100-11	4.267	4.242	4.214	4.183	4.148	4.108	4.063	Yield
100-11	65	72	78	83	87	90	94	Spread
100-12	4.257	4.231	4.202	4.170	4.133	4.091	4.044	Yield
100-12	64	71	77	82	86	89	92	Spread
100-13	4.248	4.221	4.190	4.156	4.118	4.074	4.025	Yield
100-13	63	70	76	81	84	87	90	Spread
100-14	4.239	4.210	4.178	4.143	4.102	4.057	4.005	Yield
100-14	62	69	75	79	83	85	88	Spread

WAL	3.67	3.24	2.86	2.52	2.23	1.96	1.73
Principal Window	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

Swap
1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR
2.88	3.21626	3.46902	3.69292	3.88932	4.06147	4.21146	4.34225	4.457	4.55904

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 5A2

Balance	$92,218,000.00	Delay	24
Coupon	4.849 - Wac	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100-20	4.608	4.571	4.529	4.483	4.430	4.371	4.305	Yield
100-20	99	105	110	113	116	117	118	Spread
100-21	4.598	4.560	4.517	4.469	4.415	4.354	4.285	Yield
100-21	98	104	108	112	114	115	116	Spread
100-22	4.589	4.549	4.505	4.456	4.400	4.337	4.266	Yield
100-22	97	103	107	111	113	113	114	Spread
100-23	4.579	4.538	4.493	4.442	4.385	4.320	4.247	Yield
100-23	96	102	106	109	111	112	112	Spread
100-24	4.570	4.528	4.481	4.429	4.369	4.303	4.227	Yield
100-24	95	101	105	108	110	110	110	Spread
100-25	4.560	4.517	4.469	4.415	4.354	4.285	4.208	Yield
100-25	94	99	104	107	108	108	108	Spread
100-26	4.551	4.506	4.457	4.402	4.339	4.268	4.189	Yield
100-26	93	98	102	105	107	106	106	Spread
100-27	4.541	4.496	4.445	4.388	4.324	4.251	4.169	Yield
100-27	92	97	101	104	105	105	104	Spread
100-28	4.532	4.485	4.433	4.375	4.309	4.234	4.150	Yield
100-28	91	96	100	103	103	103	102	Spread
100-29	4.522	4.474	4.421	4.361	4.293	4.217	4.131	Yield
100-29	90	95	99	101	102	101	100	Spread
100-30	4.513	4.464	4.409	4.348	4.278	4.200	4.112	Yield
100-30	89	94	98	100	100	100	99	Spread
100-31	4.503	4.453	4.397	4.334	4.263	4.183	4.092	Yield
100-31	88	93	96	99	99	98	97	Spread
101-00	4.494	4.442	4.385	4.321	4.248	4.166	4.073	Yield
101-00	87	92	95	97	97	96	95	Spread
101-01	4.484	4.432	4.373	4.307	4.233	4.149	4.054	Yield
101-01	87	91	94	96	96	94	93	Spread
101-02	4.475	4.421	4.361	4.294	4.217	4.132	4.035	Yield
101-02	86	90	93	94	94	93	91	Spread
101-03	4.465	4.410	4.349	4.280	4.202	4.114	4.016	Yield
101-03	85	89	92	93	93	91	89	Spread
101-04	4.456	4.400	4.337	4.267	4.187	4.097	3.996	Yield
101-04	84	88	90	92	91	89	87	Spread
101-05	4.446	4.389	4.325	4.253	4.172	4.080	3.977	Yield
101-05	83	87	89	90	90	88	85	Spread
101-06	4.437	4.378	4.313	4.240	4.157	4.063	3.958	Yield
101-06	82	86	88	89	88	86	83	Spread
101-07	4.428	4.368	4.301	4.227	4.142	4.046	3.939	Yield
101-07	81	85	87	88	87	84	81	Spread
101-08	4.418	4.357	4.289	4.213	4.127	4.029	3.920	Yield
101-08	80	84	86	86	85	82	79	Spread

WAL	3.67	3.24	2.86	2.52	2.23	1.96	1.73
Principal Window	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

Swap
1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR
2.88	3.21626	3.46902	3.69292	3.88932	4.06147	4.21146	4.34225	4.457	4.55904

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 1B1

Balance	$9,890,000.00	Delay	0
Coupon	L+55	Dated	11/25/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
99-22	58	59	60	61	62	63	65
99-23	58	59	60	61	62	63	64
99-24	57	58	59	60	61	62	63
99-25	57	58	59	59	60	61	62
99-26	57	57	58	59	59	60	61
99-27	56	57	58	58	59	59	60
99-28	56	57	57	58	58	58	59
99-29	56	56	57	57	57	58	58
99-30	56	56	56	56	56	57	57
99-31	55	55	56	56	56	56	56
100-00	55	55	55	55	55	55	55
100-01	55	55	54	54	54	54	54
100-02	54	54	54	54	54	53	53
100-03	54	54	53	53	53	52	52
100-04	54	53	53	52	52	52	51
100-05	54	53	52	52	51	51	50
100-06	53	53	52	51	51	50	49
100-07	53	52	51	51	50	49	48
100-08	53	52	51	50	49	48	47
100-09	52	51	50	49	48	47	46
100-10	52	51	50	49	48	47	45

WAL	12.68	8.93	6.69	5.40	4.59	3.96	3.45
Principal Window	Dec04 - Sep22	Dec04 - Nov17	Dec04 - Nov14	Dec04 - Sep12	Dec04 - Apr11	Dec04 - Mar10	Dec04 - May09
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 1B2

Balance	$4,120,000.00	Delay	0
Coupon	L+90	Dated	11/25/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
99-22	93	94	95	96	97	98	100
99-23	93	94	95	96	97	98	99
99-24	92	93	94	95	96	97	98
99-25	92	93	94	94	95	96	97
99-26	92	92	93	94	94	95	96
99-27	92	92	93	93	94	94	95
99-28	91	92	92	93	93	93	94
99-29	91	91	92	92	92	93	93
99-30	91	91	91	91	91	92	92
99-31	90	90	91	91	91	91	91
100-00	90	90	90	90	90	90	90
100-01	90	90	89	89	89	89	89
100-02	89	89	89	89	89	88	88
100-03	89	89	88	88	88	87	87
100-04	89	88	88	87	87	87	86
100-05	88	88	87	87	86	86	85
100-06	88	88	87	86	86	85	84
100-07	88	87	86	86	85	84	83
100-08	88	87	86	85	84	83	82
100-09	87	86	85	84	83	82	81
100-10	87	86	85	84	83	82	80

WAL	12.68	8.93	6.69	5.40	4.59	3.96	3.45
Principal Window	Dec04 - Sep22	Dec04 - Nov17	Dec04 - Nov14	Dec04 - Sep12	Dec04 - Apr11	Dec04 - Mar10	Dec04 - May09
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 1B3

Balance	$2,472,000.00	Delay	0
Coupon	L+160	Dated	11/25/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
99-20	163	164	166	167	168	169	170
99-21	163	164	165	166	167	168	169
99-22	163	163	164	165	166	167	168
99-23	162	163	164	165	165	166	167
99-24	162	163	163	164	165	165	166
99-25	162	162	163	163	164	164	165
99-26	161	162	162	163	163	164	164
99-27	161	161	162	162	162	163	163
99-28	161	161	161	161	162	162	162
99-29	160	161	161	161	161	161	161
99-30	160	160	160	160	160	160	160
99-31	160	160	160	160	159	159	159
100-00	159	159	159	159	159	159	158
100-01	159	159	159	158	158	158	157
100-02	159	158	158	158	157	157	156
100-03	159	158	157	157	156	156	155
100-04	158	158	157	156	156	155	154
100-05	158	157	156	156	155	154	153
100-06	158	157	156	155	154	153	152
100-07	157	156	155	154	153	153	152
100-08	157	156	155	154	153	152	151

WAL	12.68	8.93	6.69	5.40	4.59	3.96	3.45
Principal Window	Dec04 - Sep22	Dec04 - Nov17	Dec04 - Nov14	Dec04 - Sep12	Dec04 - Apr11	Dec04 - Mar10	Dec04 - May09
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 2B1

Balance	$6,518,000.00	Delay	24
Coupon	4.835	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99-10+	4.986	4.986	4.989	4.993	4.997	5.002	5.009	Yield
99-10+	173	174	176	180	183	187	191	Spread
99-11+	4.977	4.977	4.980	4.983	4.987	4.992	4.998	Yield
99-11+	173	173	175	179	182	186	190	Spread
99-12+	4.968	4.968	4.970	4.973	4.977	4.981	4.987	Yield
99-12+	172	172	174	178	181	185	189	Spread
99-13+	4.959	4.959	4.961	4.964	4.967	4.971	4.975	Yield
99-13+	171	171	174	177	180	184	188	Spread
99-14+	4.950	4.950	4.952	4.954	4.957	4.960	4.964	Yield
99-14+	170	170	173	176	179	183	187	Spread
99-15+	4.940	4.941	4.942	4.944	4.947	4.950	4.953	Yield
99-15+	169	169	172	175	178	182	186	Spread
99-16+	4.931	4.931	4.933	4.935	4.937	4.939	4.942	Yield
99-16+	168	168	171	174	177	181	185	Spread
99-17+	4.922	4.922	4.923	4.925	4.926	4.928	4.931	Yield
99-17+	167	167	170	173	176	180	183	Spread
99-18+	4.913	4.913	4.914	4.915	4.916	4.918	4.920	Yield
99-18+	166	166	169	172	175	179	182	Spread
99-19+	4.904	4.904	4.905	4.905	4.906	4.907	4.909	Yield
99-19+	165	165	168	171	174	178	181	Spread
99-20+	4.895	4.895	4.895	4.896	4.896	4.897	4.897	Yield
99-20+	164	165	167	170	173	176	180	Spread
99-21+	4.886	4.886	4.886	4.886	4.886	4.886	4.886	Yield
99-21+	163	164	166	169	172	175	179	Spread
99-22+	4.877	4.877	4.877	4.876	4.876	4.876	4.875	Yield
99-22+	163	163	165	168	171	174	178	Spread
99-23+	4.868	4.868	4.867	4.867	4.866	4.865	4.864	Yield
99-23+	162	162	164	167	170	173	177	Spread
99-24+	4.859	4.859	4.858	4.857	4.856	4.855	4.853	Yield
99-24+	161	161	163	166	169	172	176	Spread
99-25+	4.850	4.850	4.849	4.847	4.846	4.844	4.842	Yield
99-25+	160	160	162	165	168	171	175	Spread
99-26+	4.841	4.841	4.839	4.838	4.836	4.834	4.831	Yield
99-26+	159	159	161	164	167	170	173	Spread
99-27+	4.832	4.832	4.830	4.828	4.826	4.823	4.820	Yield
99-27+	158	158	160	163	166	169	172	Spread
99-28+	4.823	4.822	4.821	4.818	4.816	4.813	4.809	Yield
99-28+	157	157	160	162	165	168	171	Spread
99-29+	4.814	4.813	4.811	4.809	4.806	4.802	4.798	Yield
99-29+	156	156	159	161	164	167	170	Spread
99-30+	4.805	4.804	4.802	4.799	4.796	4.792	4.787	Yield
99-30+	155	155	158	160	163	166	169	Spread

WAL	3.88	3.88	3.75	3.61	3.47	3.30	3.12
Principal Window	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

Swap
1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR
2.88	3.21626	3.46902	3.69292	3.88932	4.06147	4.21146	4.34225	4.457	4.55904

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 2B2

Balance	$4,494,000.00	Delay	24
Coupon	4.835	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
98-22	5.173	5.174	5.182	5.193	5.205	5.220	5.238	Yield
98-22	192	192	196	200	204	209	214	Spread
98-23	5.164	5.165	5.173	5.183	5.195	5.210	5.227	Yield
98-23	191	191	195	199	203	208	213	Spread
98-24	5.155	5.156	5.163	5.173	5.185	5.199	5.216	Yield
98-24	190	191	194	198	202	207	212	Spread
98-25	5.146	5.146	5.154	5.164	5.174	5.188	5.205	Yield
98-25	189	190	193	197	201	206	211	Spread
98-26	5.137	5.137	5.144	5.154	5.164	5.178	5.193	Yield
98-26	189	189	192	196	200	205	210	Spread
98-27	5.128	5.128	5.135	5.144	5.154	5.167	5.182	Yield
98-27	188	188	191	195	199	203	209	Spread
98-28	5.118	5.119	5.126	5.134	5.144	5.156	5.171	Yield
98-28	187	187	190	194	198	202	208	Spread
98-29	5.109	5.110	5.116	5.124	5.134	5.146	5.160	Yield
98-29	186	186	189	193	197	201	206	Spread
98-30	5.100	5.100	5.107	5.115	5.124	5.135	5.149	Yield
98-30	185	185	188	192	196	200	205	Spread
98-31	5.091	5.091	5.097	5.105	5.113	5.124	5.137	Yield
98-31	184	184	187	191	195	199	204	Spread
99-00	5.082	5.082	5.088	5.095	5.103	5.114	5.126	Yield
99-00	183	183	186	190	194	198	203	Spread
99-01	5.073	5.073	5.078	5.085	5.093	5.103	5.115	Yield
99-01	182	182	185	189	193	197	202	Spread
99-02	5.063	5.064	5.069	5.076	5.083	5.093	5.104	Yield
99-02	181	181	184	188	192	196	201	Spread
99-03	5.054	5.055	5.060	5.066	5.073	5.082	5.093	Yield
99-03	180	180	183	187	191	195	200	Spread
99-04	5.045	5.045	5.050	5.056	5.063	5.071	5.081	Yield
99-04	179	180	182	186	190	194	199	Spread
99-05	5.036	5.036	5.041	5.046	5.053	5.061	5.070	Yield
99-05	178	179	182	185	189	193	197	Spread
99-06	5.027	5.027	5.031	5.037	5.043	5.050	5.059	Yield
99-06	178	178	181	184	188	192	196	Spread
99-07	5.018	5.018	5.022	5.027	5.032	5.040	5.048	Yield
99-07	177	177	180	183	187	191	195	Spread
99-08	5.009	5.009	5.013	5.017	5.022	5.029	5.037	Yield
99-08	176	176	179	182	186	190	194	Spread
99-09	5.000	5.000	5.003	5.007	5.012	5.018	5.026	Yield
99-09	175	175	178	181	185	189	193	Spread
99-10	4.990	4.991	4.994	4.998	5.002	5.008	5.014	Yield
99-10	174	174	177	180	184	188	192	Spread

WAL	3.88	3.88	3.75	3.61	3.47	3.30	3.12
Principal Window	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

Swap
1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR
2.88	3.21626	3.46902	3.69292	3.88932	4.06147	4.21146	4.34225	4.457	4.55904

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 2004-14 <TERMSHEET> - Price/Yield - 2B3

Balance	$3,595,000.00	Delay	24
Coupon	4.835	Dated	11/1/2004
Settle	11/26/2004	First Payment	12/25/2004

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
97-13	5.553	5.554	5.573	5.598	5.626	5.662	5.704	Yield
97-13	230	230	235	240	246	253	261	Spread
97-14	5.544	5.545	5.564	5.588	5.615	5.651	5.692	Yield
97-14	229	229	234	239	245	252	260	Spread
97-15	5.534	5.535	5.554	5.578	5.605	5.640	5.681	Yield
97-15	228	229	233	238	244	251	258	Spread
97-16	5.525	5.526	5.545	5.568	5.595	5.629	5.669	Yield
97-16	227	228	232	237	243	250	257	Spread
97-17	5.516	5.517	5.535	5.558	5.584	5.618	5.658	Yield
97-17	226	227	231	236	242	249	256	Spread
97-18	5.506	5.507	5.525	5.548	5.574	5.608	5.646	Yield
97-18	225	226	230	235	241	248	255	Spread
97-19	5.497	5.498	5.516	5.538	5.564	5.597	5.635	Yield
97-19	225	225	229	234	240	246	254	Spread
97-20	5.488	5.489	5.506	5.528	5.553	5.586	5.624	Yield
97-20	224	224	228	233	239	245	253	Spread
97-21	5.478	5.479	5.497	5.519	5.543	5.575	5.612	Yield
97-21	223	223	227	232	238	244	252	Spread
97-22	5.469	5.470	5.487	5.509	5.533	5.564	5.601	Yield
97-22	222	222	226	231	237	243	250	Spread
97-23	5.460	5.461	5.477	5.499	5.523	5.553	5.589	Yield
97-23	221	221	225	230	236	242	249	Spread
97-24	5.450	5.451	5.468	5.489	5.512	5.543	5.578	Yield
97-24	220	220	224	229	235	241	248	Spread
97-25	5.441	5.442	5.458	5.479	5.502	5.532	5.567	Yield
97-25	219	219	223	228	233	240	247	Spread
97-26	5.432	5.433	5.449	5.469	5.492	5.521	5.555	Yield
97-26	218	218	222	227	232	239	246	Spread
97-27	5.423	5.424	5.439	5.459	5.481	5.510	5.544	Yield
97-27	217	217	221	226	231	238	245	Spread
97-28	5.413	5.414	5.430	5.449	5.471	5.499	5.532	Yield
97-28	216	216	220	225	230	237	244	Spread
97-29	5.404	5.405	5.420	5.439	5.461	5.489	5.521	Yield
97-29	215	216	219	224	229	236	243	Spread
97-30	5.395	5.396	5.410	5.429	5.450	5.478	5.510	Yield
97-30	214	215	218	223	228	235	241	Spread
97-31	5.386	5.386	5.401	5.419	5.440	5.467	5.498	Yield
97-31	213	214	218	222	227	233	240	Spread
98-00	5.376	5.377	5.391	5.409	5.430	5.456	5.487	Yield
98-00	212	213	217	221	226	232	239	Spread
98-01	5.367	5.368	5.382	5.400	5.420	5.446	5.476	Yield
98-01	212	212	216	220	225	231	238	Spread

WAL	3.88	3.88	3.75	3.61	3.47	3.30	3.12
Principal Window	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09	Dec04 - Aug09
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

LIBOR_1MO	2.1300
LIBOR_6MO	2.5400
LIBOR_1YR	2.8800
CMT_1YR	2.5400

Swap
1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR
2.88	3.21626	3.46902	3.69292	3.88932	4.06147	4.21146	4.34225	4.457	4.55904

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.